Supplement dated June 1, 2026
to the following statutory prospectus(es):
Nationwide Destination Future, Nationwide Destination Future NY, JPMorgan Multi-Asset Choice, JPMorgan Multi-Asset Choice New York, NLIC Options Plus and NLIC Options Premier dated May 1, 2026
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
Effective May 1, 2026, in Appendix A: Investment Options Available Under the Contract or Appendix A: Underlying Mutual Funds Available Under the Policy, the value in the Current Expenses cell for the following underlying mutual fund(s) is deleted and replaced as follows:
Underlying Mutual Fund	Current Expenses
AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Relative Value Portfolio: Class A	0.60%*
PROS-1186